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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2005

MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-9409 (Commission File Number)	91-6087550 (I.R.S. Employer Identification No.)

14900 Interurban Avenue South, Suite 282, Seattle, WA 98168
(Address of Office)

(206) 674-4639
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO DEFINITIVE MATERIAL AGREEMENT

        On February 9, 2005, Mercer International Inc. (the "Company") entered into (i) an underwriting agreement with RBC Capital Markets, on behalf of itself and CIBC World Markets, Raymond James & Associates, and D. A. Davidson & Co., dated February 8, 2005, pursuant to which the Company agreed to sell to such underwriters, and such underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the underwriting agreement, 9,416,196 shares of beneficial interest of the Company, plus up to an additional 1,412,429 shares issuable upon the exercise of an option granted by the Company to the underwriters to cover over-allotments, such shares being offered pursuant to a prospectus dated December 23, 2004, as supplemented by a prospectus supplement dated February 8, 2005; (ii) an underwriting agreement with RBC Capital Markets and Credit Suisse First Boston, on behalf of themselves and CIBC World Markets, dated February 8, 2005, pursuant to which the Company agreed to sell to such underwriters, and such underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the underwriting agreement, $310 million in principal amount of the Company's 9.25% senior notes due 2013 such notes being offered pursuant to a prospectus dated December 23, 2004, as supplemented by a prospectus supplement dated February 8, 2005; and (iii) an amendment to its rights agreement dated as of December 23, 2003 to provide that the shares of beneficial interest to be issued in connection with the previously announced acquisition of the Celgar pulp mill will be deemed to be issued at the time of the issuance of the shares under the public share offering so as to avoid temporary inadvertent triggering of the rights agreement.

        In connection with the offering of the senior notes, the Company will enter into a supplemental indenture to the indenture dated December 10, 2004 with Wells Fargo Bank, N.A., as trustee, relating to the issue of senior notes by the Company.

        A copy of the underwriting agreement relating to the sale of the shares is attached hereto as Exhibit 1.1 and is incorporated by reference herein. A copy of the underwriting agreement relating to the sale of the senior notes is attached hereto as Exhibit 1.2 and is incorporated by reference herein. A copy of the amendment to the rights agreement is attached hereto as Exhibit 1.3 and is incorporated by reference herein. A copy of the form of the supplemental indenture to be entered into relating to the Company's 9.25% senior notes is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The foregoing summary of the underwriting agreement relating to the sales of the shares, the underwriting agreement relating to the sales of the senior notes, the amendment to the rights agreement and the supplemental indenture does not purport to be complete and is qualified in its entirety by reference to the respective documents.

ITEM 8.01    OTHER EVENTS

        On February 9, 2005, Mercer International Inc. issued a news release announcing that it has priced the public offering of its shares of beneficial interest and the public offering of senior notes. A copy of the news release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

        In addition to the documents referenced above, the exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-121172) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement dated February 8, 2005 relating to the offering of shares of beneficial interest.
1.2	Underwriting Agreement dated February 8, 2005 relating to the offering of 9.25% senior notes.
1.3	Amendment to Rights Agreement.
4.1	Form of First Supplemental Indenture dated as of February 14, 2005 supplementing the base indenture dated December 10, 2004.
4.2	Form of Note for Mercer International Inc.'s Senior Notes.
5.1	Opinion of Heller Ehrman White and McAuliffe LLP relating to the offering of shares of beneficial interest.
5.2	Opinion of Heller Ehrman White and McAuliffe LLP relating to the offering of 9.25% senior notes.
99.1	News Release dated February 9, 2005.
99.2	Prospectus supplement dated February 8, 2005 relating to the offering of shares of beneficial interest.
99.3	Prospectus supplement dated February 8, 2005 relating to the offering of 9.25% senior notes.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
Date: February 10, 2005
	By:	/s/ DAVID M. GANDOSSI David M. Gandossi Chief Financial Officer

II-1

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated February 8, 2005 relating to the offering of shares of beneficial interest.
1.2	Underwriting Agreement dated February 8, 2005 relating to the offering of 9.25% senior notes.
1.3	Amendment to Rights Agreement.
4.1	Form of First Supplemental Indenture dated as of February 14, 2005 supplementing the base indenture dated December 10, 2004.
4.2	Form of Note for Mercer International Inc.'s Senior Notes.
5.1	Opinion of Heller Ehrman White and McAuliffe LLP relating to the offering of shares of beneficial interest.
5.2	Opinion of Heller Ehrman White and McAuliffe LLP relating to the offering of 9.25% senior notes.
99.1	News Release dated February 9, 2005.
99.2	Prospectus supplement dated February 8, 2005 relating to the offering of shares of beneficial interest.
99.3	Prospectus supplement dated February 8, 2005 relating to the offering of 9.25% senior notes.

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SIGNATURES
MERCER INTERNATIONAL INC. FORM 8-K EXHIBIT INDEX